UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2023

ALTIMMUNE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32587	20-2726770
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

910 Clopper Road, Suite 201S Gaithersburg, Maryland		20878
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (240) 654-1450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ALT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On November 30, 2023, Altimmune, Inc. (the “Company”) issued a press release (the “Press Release”) announcing the topline results from its 48-week MOMENTUM Phase 2 obesity trial of pemvidutide, a copy of which is being furnished as Exhibit 99.1 to this Current Report on Form 8-K. The Company intends to host a conference call and live webcast to discuss the results on December 1, 2023 at 8:30 a.m. EST. The Company has made available a slide presentation to accompany the call, a copy of which is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.2.

Item 8.01 Other Events.

On November 30, 2023, the Company announced topline results from its 48-week MOMENTUM Phase 2 obesity trial of pemvidutide. The trial enrolled 391 subjects with obesity or overweight with at least one co-morbidity and without diabetes.

Subjects were randomized 1:1:1:1 to 1.2 mg, 1.8 mg, 2.4 mg pemvidutide or placebo administered weekly for 48 weeks in conjunction with diet and exercise. The 1.2 mg and 1.8 mg doses were administered without dose titration, while a short 4-week titration period was employed for the 2.4 mg dose. At baseline, subjects had a mean age of approximately 50 years, mean body mass index (BMI) of approximately 37 kg/m2 and mean body weight of approximately 104 kg. Approximately 75% of subjects were female.

At Week 48, subjects receiving pemvidutide achieved mean weight losses of 10.3%, 11.2%, 15.6% and 2.2% at the 1.2 mg, 1.8 mg, and 2.4 mg doses and placebo, respectively, with a near-linear trajectory of continued weight loss observed on the 2.4 mg dose at the end of treatment. Over 50% of subjects achieved at least 15% weight loss and over 30% of subjects achieved at least 20% weight loss on the 2.4 mg dose. As in prior clinical trials, pemvidutide resulted in robust reductions in serum lipids and improvements in blood pressure without imbalances in cardiac events, arrhythmias or clinically meaningful increases in heart rate. Glucose homeostasis was maintained, with no significant changes in fasting glucose or HbA1c.

More subjects receiving pemvidutide stayed on study compared to those receiving placebo, with 74.1% of pemvidutide subjects completing the trial compared to 61.9% of placebo subjects. Nausea and vomiting comprised the majority of adverse events (AEs) and were predominantly mild to moderate in severity. Only one (1.0%) subject experienced a drug-related serious adverse event (SAE), a case of vomiting at the 2.4 mg dose. Rates of AEs leading to treatment discontinuation were 6.2% in subjects receiving placebo and 5.1%, 19.2%, and 19.6% in subjects receiving 1.2 mg, 1.8 mg and 2.4 mg of pemvidutide, respectively. Study discontinuations related to study drug occurred in 2.1% of placebo subjects and 4.1%, 16.2% and 15.5% in subjects receiving 1.2 mg, 1.8 mg and 2.4 mg of pemvidutide, respectively, with most discontinuations due to AEs in the pemvidutide groups occurring in the first 16 weeks of treatment. No AEs of special interest or major adverse cardiac events (MACE) were observed, and there were low rates of cardiac AEs, including arrhythmias, with no imbalance across pemvidutide or placebo groups.

The tables below summarize the efficacy findings as well as safety and tolerability findings of the trial.

Summary of Efficacy Findings

Primary Endpoint: Body weight		Placebo (N=97)	1.2 mg (N=98)	1.8 mg (N=99)	2.4 mg (N=97)
∆ Body weight, all subjects	%, LSM (SE)[1]	-2.2 (1.4)	-10.3 (1.4)***	-11.2 (1.4)***	-15.6 (1.4)***

Responder Analyses		Placebo (N=51)	1.2 mg (N=70)	1.8 mg (N=63)	2.4 mg (N=56)
% Subjects w/ ≥5% weight loss	%[2]	17.6%	68.6%****	76.2%****	83.9%****
% Subjects w/ ≥10% weight loss		3.9%	42.9%****	49.2%****	71.4%****
% Subjects w/ ≥15% weight loss		2.0%	21.4%**	28.6%***	51.8%****
% Subjects w/ ≥20% weight loss		2.0%	10.0%	9.5%	32.1%****

Secondary Endpoints		Placebo (N=50)	1.2 mg (N=69)	1.8 mg (N=58)	2.4 mg (N=55)
∆ Total cholesterol	%, LSM (SE)[3]	-2.8 (2.0)	-11.6 (1.7)**	-13.1 (1.9)***	-15.1 (2.0)***
∆ LDL cholesterol		-2.8 (4.1)	-6.2 (3.5)	-11.2 (3.8)	-9.9 (3.9)
∆ Triglycerides		+7.3 (4.6)	-21.7 (3.9)***	-22.3 (4.3)***	-34.9 (4.4)***

Blood Pressure and Heart Rate		Placebo (N=97)	1.2 mg (N=98)	1.8 mg (N=99)	2.4 mg (N=97)
∆ Systolic BP	mm Hg, LSM (SE)[1]	+3.5 (2.3)	-2.3 (2.2)	-1.6 (2.2)	-4.6 (2.3)
∆ Diastolic BP		+1.8 (1.4)	-2.1 (1.3)	-1.0 (1.3)	-2.9 (1.4)
∆ Heart rate	bpm, LSM (SE)[1]	-1.4 (1.6)	0.1 (1.5)	3.1 (1.5)	2.5 (1.6)

1 MMRM (mixed model for repeated measures), 2 CMH (Cochran Mantel Haenszel), 3 ANCOVA (analysis of covariance)

*p < 0.05; **p < 0.005, ***p < 0.001, ****p < 0.0001 compared with placebo

Summary of Safety and Tolerability

Adverse events (AEs)		Placebo (N=97)	1.2 mg (N=98)	1.8 mg (N=99)	2.4 mg (N=97)
SAEs related to study drug	N (%)	0 (0.0%)	0 (0.0%)	0 (0.0%)	1 (1.0%)[4]
All AEs leading to discontinuation	N (%)	6 (6.2%)	5 (5.1%)	19 (19.2%)	19 (19.6%)
Drug-related AEs leading to discontinuation	N (%)	2 (2.1%)	4 (4.1%)	16 (16.2%)	15 (15.5%)
Gastrointestinal AEs—mainly mild to moderate
Nausea	N (%)	11 (11.3%)	25 (25.5%)	59 (59.6%)	50 (51.5%)
Vomiting	N (%)	3 (3.1%)	6 (6.1%)	27 (27.3%)	27 (27.8%)
Diarrhea	N (%)	5 (5.2%)	8 (8.2%)	10 (10.1%)	18 (18.6%)
Constipation	N (%)	8 (8.2%)	17 (17.3%)	13 (13.1%)	22 (22.7%)
Major Adverse Cardiac Events (MACE)	N (%)	0 (0.0%)	0 (0.0%)	0 (0.0%)	0 (0.0%)
Cardiac AEs including arrhythmias	N (%)	4 (4.1%)	3 (3.1%)	4 (4.0%)	3 (3.1%)

4 Vomiting

Summary of Glycemic Control		Placebo (N=50)	1.2 mg (N=68)	1.8 mg (N=58)	2.4 mg (N=55)
Fasting glucose
Baseline, mg/dL	mean (SE)	95.5 (1.5)	99.4 (1.4)	101.6 (1.4)	101.5 (1.6)
Week 48, mg/dL	mean (SE)	95.2 (1.5)	98.6 (1.7)	100.6 (1.6)	99.4 (2.0)
HbA1c
Baseline, %	mean (SE)	5.6 (0.0)	5.5 (0.0)	5.5 (0.1)	5.6 (0.0)
Week 48, %	mean (SE)	5.5 (0.0)	5.5 (0.0)	5.6 (0.1)	5.5 (0.1)

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of Altimmune, Inc. dated November 30, 2023

99.2	Slide Presentation of Altimmune, Inc. dated November 30, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTIMMUNE, INC.

By:	/s/ Richard Eisenstadt
Name: Richard Eisenstadt
Title: Chief Financial Officer

Dated: November 30, 2023